Exhibit 32.1
CERTIFICATION
     I, Fred Hassan, Chairman of the Board and Chief Executive Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”) which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
     (2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

/s/ FRED HASSAN
Fred Hassan
Chairman of the Board and Chief Executive Officer
Dated: February 27, 2009

132